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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 22, 2000.

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

New York                             1-2360                    13-0871985
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

           Armonk, New York                             10504
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 914-499-1900


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Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

      This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, which registration statement was declared effective on June 20, 2000, the document included as
Exhibit 1 hereto, relating to the offering of up to $12,107,437,190 aggregate principal amount of Medium-Term debt securities of the Registrant.

      The following exhibit is hereby filed with this report:

Exhibit
Number            Description

(1) Agency Agreement dated June 22, 2000, among International Business Machines Corporation, Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                                                    (Registrant)


                                    By:     /s/ Andrew Bonzani
                                            ------------------------------------
                                            Name:  Andrew Bonzani
                                            Title: Assistant Secretary

Date: June 28, 2000


                                  Exhibit Index

Exhibit
Number            Description

(1) Agency Agreement dated June 22, 2000, among International Business Machines Corporation, Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc.